2020 SEVERANCE AND REORGANIZATION	12 Months Ended
Dec. 31, 2021
Restructuring and Related Activities [Abstract]
2020 SEVERANCE AND REORGANIZATION

NOTE 13 — 2020 SEVERANCE AND REORGANIZATION

We implemented a cost reduction and reorganization plan during the first quarter of 2020 due to the sharp decline in oil and natural gas prices as well as the negative economic effects of the COVID-19 pandemic. We satisfied all amounts owed to former employees and incurred approximately $6.4 million of severance and reorganization charges during the year ended December 31, 2020.

Employee Retention Plan

In July 2020, the Company’s Board of Directors approved an employee retention incentive plan (the “Employee Retention Plan”) aggregating $12.0 million. The Employee Retention Plan vests in four equal installments upon the attainment of a ten-day average closing price of the Company’s common stock above $2.25, $3.25, $4.25 and $5.25 (the “Stock Performance Targets”). Subject to continued employment, the Employee Retention Plan’s awards are payable over a period of twelve months commencing with the later of (i) the first month following the month in which the applicable Stock Performance Target is attained, and (ii) June 2021. The Employee Retention Plan will expire if the Stock Performance Targets are not attained by March 31, 2022. During the year ended December 31, 2021, three of the four installments vested and we recognized approximately $7.9 million in retention charges within General and administrative expenses and Development expenses in our Consolidated Statements of Operations, of which $3.7 million will be paid during 2022.